NORTHEAST UTILITIES AND SUBSIDIARIES
1.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                    FORMA
                                                                                                   GIVING
                                                                               PRO                 EFFECT
                                                                               FORMA                 TO
                                                         PER BOOK              ADJ.                  ADJ.
Utility Plant, at cost:
  Electric                                            $      9,282,584 $                     $      9,282,584
  Gas and other                                                842,077                                842,077
                                                           -----------       ----------           -----------
                                                            10,124,661                0            10,124,661
    Less: Accumulated provision
      for depreciation                                       6,431,583                              6,431,583
                                                           -----------       ----------           -----------
                                                             3,693,078                0             3,693,078
  Unamortized PSNH acquisition costs                           310,228                                310,228
  Construction work in progress                                183,916                                183,916
  Nuclear fuel, net                                            124,262                                124,262
                                                           -----------       ----------           -----------
    Total net utility plant                                  4,311,484                0             4,311,484
                                                           -----------       ----------           -----------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                          739,107                                739,107
  Investments in regional nuclear
    generating companies, at equity                             81,849                                 81,849
  Other, at cost                                               119,318                                119,318
                                                           -----------       ----------           -----------
                                                               940,274                0               940,274
                                                           -----------       ----------           -----------
Current Assets:
  Cash and cash equivalents                                    301,636        1,129,000   a         1,430,636
  Investment in securitizable assets                            65,929                                 65,929
  Receivables, net                                             488,432                                488,432
  Unbilled revenues                                             87,913                                 87,913
  Fuel, materials and supplies,
    at average cost                                            171,566                                171,566
  Recoverable energy costs,
    net - current portion                                      108,305                                108,305
  Prepayments and other                                        223,930                                223,930
                                                           -----------       ----------           -----------
                                                             1,447,711        1,129,000             2,576,711
                                                           -----------       ----------           -----------
Deferred Charges:
  Regulatory assets:
    Recoverable nuclear costs                                2,133,679                              2,133,679
    Income taxes, net                                          615,432                                615,432
    Deferred costs - nuclear plants                             71,142                                 71,142
    Unrecovered contractual obligations                        328,886                                328,886
    Recoverable energy costs, net                              194,904                                194,904
    Other                                                      150,722                                150,722
  Unamortized debt expense                                      36,480                                 36,480
  Goodwill and other
    purchased intangible assets                                336,570                                336,570
  Other                                                        194,959                                194,959
                                                           -----------       ----------           -----------
                                                             4,062,774                0             4,062,774
                                                           -----------       ----------           -----------
    Total Assets                                      $     10,762,243 $      1,129,000      $     11,891,243
                                                           ===========       ==========           ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                    FORMA
                                                                                                   GIVING
                                                                               PRO                 EFFECT
                                                                               FORMA                 TO
                                                         PER BOOK              ADJ.                 ADJ.
Capitalization:
  Common stock                                        $        743,404 $                     $        743,404
  Capital surplus, paid in                                   1,102,334                              1,102,334
  Deferred contribution plan -
     employee stock ownership plan                            (121,381)                              (121,381)
  Retained earnings                                            639,973          (56,803)  a           583,170
  Accumulated other
    comprehensive income                                         1,524                                  1,524
                                                           -----------       ----------           -----------
    Total common stockholders' equity                        2,365,854          (56,803)            2,309,051
  Preferred stock not subject to
     mandatory redemption                                      136,200                                136,200
  Preferred stock subject to
     mandatory redemption                                       15,000                                 15,000
  Long-term debt                                             2,211,019                              2,211,019
                                                           -----------       ----------           -----------
    Total capitalization                                     4,728,073          (56,803)            4,671,270
                                                           -----------       ----------           -----------
Minority Interest in Consolidated Subsidiary                   100,000                                100,000
                                                           -----------       ----------           -----------
Obligations Under Capital Leases                                60,220                                 60,220
                                                           -----------       ----------           -----------
Current Liabilities:
  Notes payable to banks                                     1,104,000        1,329,000   a         2,433,000
  Long-term debt and preferred
     stock - current portion                                   479,834         (200,000)  a           279,834
  Obligations under capital
     leases - current portion                                  111,496                                111,496
  Accounts payable                                             547,509                                547,509
  Accrued taxes                                                142,890          (37,868)  a           105,022
  Accrued interest                                              37,050           94,671   a           131,721
  Other                                                        109,502                                109,502
                                                           -----------       ----------           -----------
                                                             2,532,281        1,185,803             3,718,084
                                                           -----------       ----------           -----------
Deferred Credits and Other
  Long-term Liabilities:
  Accumulated deferred income taxes                          1,699,169                              1,699,169
  Accumulated deferred investment
    tax credits                                                142,359                                142,359
  Decommissioning obligation - Millstone 1                     662,209                                662,209
  Deferred contractual obligations                             326,582                                326,582
  Other                                                        511,350                                511,350
                                                           -----------       ----------           -----------
                                                             3,341,669                0             3,341,669
                                                           -----------       ----------           -----------

    Total Capitalization and Liabilities              $     10,762,243 $      1,129,000      $     11,891,243
                                                           ===========       ==========           ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                    FORMA
                                                                                                   GIVING
                                                                                PRO                EFFECT
                                                                               FORMA                 TO
                                                         PER BOOK              ADJ.                 ADJ.
Operating Revenues                                    $      5,186,570 $                     $      5,186,570
                                                            ----------       ----------            ----------
Operating Expenses:
  Operation -
    Fuel, purchased and net
      interchange power                                      2,624,662                              2,624,662
    Other                                                      853,393                                853,393
  Maintenance                                                  268,402                                268,402
  Depreciation                                                 254,519                                254,519
  Amortization of regulatory assets, net                       576,826                                576,826
  Federal and state income taxes                               235,206                                235,206
  Taxes other than income taxes                                249,557                                249,557
  Gain on sale of utility plant                               (308,903)                              (308,903)
                                                            ----------       ----------            ----------
      Total operating expenses                               4,753,662                0             4,753,662
                                                            ----------       ----------            ----------
Operating Income                                               432,908                0               432,908
                                                            ----------       ----------            ----------
Other Income/(Loss):
  Equity in earnings of regional nuclear
   generating and transmission companies                         5,057                                  5,057
  Nuclear related costs                                        (86,754)                               (86,754)
  Other, net                                                   (33,728)                               (33,728)
  Minority interest in loss of subsidiary                       (9,300)                                (9,300)
  Income taxes                                                  90,787           37,868   a           128,655
                                                            ----------       ----------            ----------
      Other (loss)/income, net                                 (33,938)          37,868                 3,930
                                                            ----------       ----------            ----------
Income before interest charges                                 398,970           37,868               436,838
                                                            ----------       ----------            ----------
Interest Charges:
  Interest on long-term debt                                   233,451                                233,451
  Other interest                                                49,727           94,671   a           144,398
  Deferred interest - nuclear plants                            (6,091)                                (6,091)
                                                            ----------       ----------            ----------
      Interest charges, net                                    277,087           94,671               371,758
                                                            ----------       ----------            ----------
Net Income                                            $        121,883 $        (56,803)     $         65,080
                                                            ==========      ===========           ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                    FORMA
                                                                                                   GIVING
                                                                               PRO                 EFFECT
                                                                               FORMA                 TO
                                                         PER BOOK              ADJ.                 ADJ.
Balance at beginning of period                       $        579,449 $                     $        579,449

Net income                                                    121,883          (56,803)  a            65,080

Cash dividends on preferred stock                             (19,546)                               (19,546)

Cash dividends on common stock                                (41,813)                               (41,813)
                                                           ----------       ----------            ----------
Balance at end of period                             $        639,973 $        (56,803)     $        583,170
                                                           ==========       ==========            ==========



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                    FORMA
                                                                                                   GIVING
                                                                               PRO                 EFFECT
                                                                               FORMA                 TO
                                                         PER BOOK              ADJ.                  ADJ.
Long-term debt*                                       $      2,211,019 $                     $      2,211,019

Preferred stock not subject
  to mandatory redemption*                                     136,200                                136,200

Preferred stock subject
  to mandatory redemption*                                      15,000                                 15,000

Common stock equity                                          2,365,854          (56,803)  a         2,309,051
                                                           -----------     ------------          ------------
        Total Capitalization                          $      4,728,073 $        (56,803)     $      4,671,270
                                                           ===========     ============          ============

*Does not include current portion



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                        Debit         Credit

a) Cash                              1,129,000
   Other interest                       94,671
   Accrued taxes                        37,868
   Long-term debt - current portion    200,000
      Notes payable to banks                        1,329,000
      Accrued interest                                 94,671
      Income taxes                                     37,868

   To record summary entry for NU consolidated.




NORTHEAST UTILITIES PARENT
2.1  PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Other Property and Investments:
  Investments in subsidiary
    companies, at equity                     $    2,867,678 $                   $    2,867,678
  Investments in transmission
    companies, at equity                             16,320                             16,320
  Other, at cost                                         54                                 54
                                                -----------    -----------         -----------
                                                  2,884,052              0           2,884,052
Current Assets:
  Cash                                               10,000        237,000   a         247,000
  Notes receivable from
    affiliated companies                             73,200                             73,200
  Notes and accounts receivable                         553                                553
  Accounts receivable from
    affiliated companies                              1,664                              1,664
  Prepayments                                        22,311                             22,311
                                                -----------    -----------         -----------
                                                    107,728        237,000             344,728
Deferred Charges:
  Unamortized debt expense                               12                                 12
  Other                                               5,182                              5,182
                                                -----------    -----------         -----------
                                                      5,194              0               5,194
                                                -----------    -----------         -----------
      Total Assets                           $    2,996,974 $      237,000      $    3,233,974
                                                ===========    ===========         ===========

Capitalization:
  Common stock                               $      743,404 $                   $      743,404
  Capital surplus, paid in                        1,102,334                          1,102,334
  Deferred benefit plan - ESOP                     (121,381)                          (121,381)
  Retained earnings                                 639,973        (12,698)  b         627,275
  Accumulated other
    comprehensive income                              1,524                              1,524
                                                 ----------     ----------         -----------
Total common stockholder's equity                 2,365,854        (12,698)          2,353,156
  Long-term debt                                    132,000                            132,000
                                                 ----------     ----------         -----------
    Total capitalization                          2,497,854        (12,698)          2,485,156
                                                 ----------     ----------         -----------
Current Liabilities:
  Notes payable to banks                            426,000        237,000   a         663,000
  Accounts payable                                    3,509                              3,509
  Accounts payable to
    affiliated companies                              5,190                              5,190
  Long-term debt - current portion                   20,000                             20,000
  Accrued taxes                                       7,361         (8,466)  b          (1,105)
  Accrued interest                                    3,842         21,164   b          25,006
  Accrued Con Edison/Northeast
    Utilities merger fees                             3,007                              3,007
  Other                                                   7                                  7
                                                 ----------     ----------         -----------
                                                    468,916        249,698             718,614
                                                 ----------     ----------         -----------
Deferred Credits and Other
  Long-Term Liabilities:
Accumulated deferred income taxes                     5,298                              5,298
Other deferred credits                               24,906                             24,906
                                                 ----------     ----------         -----------
                                                     30,204              0              30,204
                                                 ----------     ----------         -----------
Total Capitalization and Liabilities         $    2,996,974 $      237,000      $    3,233,974
                                                 ==========     ==========         ===========

NORTHEAST UTILITIES PARENT
2.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Operating Revenues                           $            0 $                   $            0
                                                 ----------     ----------          ----------
Operating Expenses:
  Operation expense                                  32,074                             32,074
  Federal and state income taxes                        (26)                               (26)
  Taxes other than income taxes                          75                                 75
                                                 ----------     ----------          ----------
    Total operating expenses                         32,123              0              32,123
                                                 ----------     ----------          ----------
Operating Loss                                      (32,123)             0             (32,123)
                                                 ----------     ----------          ----------
Other Income:
  Equity in earnings of subsidiaries                149,639                            149,639
  Equity in earnings of
    transmission companies                            2,522                              2,522
  Other, net                                          3,475                              3,475
  Income taxes                                        6,833          8,466   b          15,299
                                                 ----------     ----------          ----------
      Other income, net                             162,469          8,466             170,935
                                                 ----------     ----------          ----------
Income before interest charges                      130,346          8,466             138,812
                                                 ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                         13,831                             13,831
  Other interest                                     14,178         21,164   b          35,342
                                                 ----------     ----------          ----------
      Interest charges                               28,009         21,164              49,173
                                                 ----------     ----------          ----------
Net Income                                   $      102,337 $      (12,698)     $       89,639
                                                 ==========     ==========          ==========


NORTHEAST UTILITIES PARENT
2.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Balance at beginning of period               $      579,449 $                   $      579,449

Net income                                          102,337        (12,698)  b          89,639

Cash dividends on common shares                     (41,813)                           (41,813)
                                                 ----------     ----------          ----------
Balance at end of period                     $      639,973 $      (12,698)     $      627,275
                                                 ==========    ===========         ===========


NORTHEAST UTILITIES PARENT
2.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Long-term debt*                              $      132,000 $                   $      132,000

Common stock equity                               2,365,854        (12,698)  b       2,353,156
                                                -----------    -----------         -----------
        Total Capitalization                 $    2,497,854 $      (12,698)     $    2,485,156
                                                ===========    ===========         ===========


*Does not include current portion.



NORTHEAST UTILITIES PARENT
2.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                           Debit         Credit

a) Cash                                    237,000
      Notes payable to banks                             237,000

   To record the issuance of
   additional short-term debt.


b) Other interest                           21,164
   Accrued taxes                             8,466
      Accrued interest                                    21,164
      Income taxes                                         8,466

   To record interest expense
   associated with increased level
   of short-term debt and related
   tax effect.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                                  $    5,701,883 $                   $    5,701,883
    Less: Accumulated provision
      for depreciation                                           4,172,959                          4,172,959
                                                                ----------     ----------          ----------
                                                                 1,528,924              0           1,528,924
  Construction work in progress                                     95,737                             95,737
  Nuclear fuel, net                                                 77,887                             77,887
                                                                ----------     ----------          ----------
    Total net utility plant                                      1,702,548              0           1,702,548
                                                                ----------     ----------          ----------
Other Property and Investments:
 Nuclear decommissioning
    trusts, at market                                              535,111                            535,111
 Investments in regional nuclear
  generating companies, at equity                                   54,789                             54,789
 Other, at cost                                                     30,000                             30,000
                                                                ----------     ----------          ----------
                                                                   619,900              0             619,900
                                                                ----------     ----------          ----------
Current Assets:
  Cash                                                              10,549        285,000   a         295,549
  Investment in securitizable assets                                65,929                             65,929
  Notes receivable from
   affiliated companies                                             36,700                             36,700
  Receivables, net                                                  29,216                             29,216
  Accounts receivable from
   affiliated companies                                             96,856                             96,856
  Fuel, materials and supplies,
   at average cost                                                  38,092                             38,092
  Prepayments and other                                            201,210                            201,210
                                                                ----------     ----------          ----------
                                                                   478,552        285,000             763,552
                                                                ----------     ----------          ----------
Deferred Charges:
  Regulatory assets:
   Recoverable nuclear costs                                     1,148,682                          1,148,682
   Income taxes, net                                               387,343                            387,343
   Unrecovered contractual obligations                             219,240                            219,240
   Recoverable energy costs, net                                    86,302                             86,302
   Other                                                            65,318                             65,318
Unamortized debt expense                                            15,190                             15,190
Other                                                               41,458                             41,458
                                                                ----------     ----------          ----------
                                                                 1,963,533              0           1,963,533
                                                                ----------     ----------          ----------
   Total Assets                                             $    4,764,533 $      285,000      $    5,049,533
                                                                ==========     ==========          ==========


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Capitalization:
  Common stock                                              $       75,849 $                   $       75,849
  Capital surplus, paid in                                         414,955                            414,955
  Retained earnings                                                192,311        (13,988)  b         178,323
  Accumulated other
    comprehensive income                                               416                                416
                                                                ----------     ----------          ----------
    Total common stockholder's equity                              683,531        (13,988)            669,543
  Preferred stock not subject to
   mandatory redemption                                            116,200                            116,200
  Long-term debt                                                 1,066,669                          1,066,669
                                                                ----------     ----------          ----------
    Total capitalization                                         1,866,400        (13,988)          1,852,412
                                                                ----------     ----------          ----------

Minority Interest in Consolidated Subsidiary                       100,000                            100,000
                                                                ----------     ----------          ----------
Obligations Under Capital Leases                                    50,032                             50,032
                                                                ----------     ----------          ----------
Current Liabilities:
  Notes payable to banks                                            90,000        285,000   a         375,000
  Long-term debt and preferred
    stock - current portion                                        160,000                            160,000
  Obligations under capital
    leases - current portion                                        88,381                             88,381
  Accounts payable                                                 179,391                            179,391
  Accounts payable to affiliated companies                          72,653                             72,653
  Accrued taxes                                                     37,286         (9,325)  b          27,961
  Accrued interest                                                  13,810         23,313   b          37,123
  Other                                                             24,344                             24,344
                                                                ----------     ----------          ----------
                                                                   665,865        298,988             964,853
                                                                ----------     ----------          ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                              1,000,571                          1,000,571
  Accumulated deferred investment
    tax credits                                                    103,418                            103,418
  Decommissioning obligation - Millstone 1                         568,088                            568,088
  Deferred contractual obligations                                 216,936                            216,936
  Other                                                            193,223                            193,223
                                                                ----------     ----------          ----------
                                                                 2,082,236              0           2,082,236
                                                                ----------     ----------          ----------
   Total Capitalization and Liabilities                     $    4,764,533 $      285,000      $    5,049,533
                                                                ==========     ==========          ==========


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Operating Revenues                                          $    2,712,350 $                   $    2,712,350
                                                                ----------     ----------          ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                          1,275,443                          1,275,443
    Other                                                          445,159                            445,159
  Maintenance                                                      161,855                            161,855
  Depreciation                                                     146,862                            146,862
  Amortization of regulatory assets, net                           401,248                            401,248
  Federal and state income taxes                                   163,251                            163,251
  Taxes other than income taxes                                    156,774                            156,774
  Gain on sale of utility plant                                   (286,952)                          (286,952)
                                                                ----------     ----------          ----------
      Total operating expenses                                   2,463,640              0           2,463,640
                                                                ----------     ----------          ----------
Operating Income                                                   248,710              0             248,710
                                                                ----------     ----------          ----------
Other Income/(Loss):
  Equity in earnings of regional
   nuclear generating companies                                      1,517                              1,517
  Nuclear related costs                                            (64,911)                           (64,911)
  Other, net                                                       (23,674)                           (23,674)
  Minority interest in loss of subsidiary                           (9,300)                            (9,300)
  Income taxes                                                      40,753          9,325   b          50,078
                                                                ----------     ----------          ----------
     Other loss, net                                               (55,615)         9,325             (46,290)
                                                                ----------     ----------          ----------
Income before interest charges                                     193,095          9,325             202,420
                                                                ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                       108,367                            108,367
  Other interest                                                     8,947         23,313   b          32,260
                                                                ----------     ----------          ----------
     Interest charges, net                                         117,314         23,313             140,627
                                                                ----------     ----------          ----------
Net Income                                                  $       75,781 $      (13,988)     $       61,793
                                                                ==========     ==========          ==========


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Balance at beginning of period                              $      152,968 $                   $      152,968

Net income                                                          75,781        (13,988)  b          61,793

Cash dividends on preferred stock                                  (11,005)                           (11,005)

Cash dividends on common stock                                     (25,000)                           (25,000)

ESOP contribution                                                     (433)                              (433)
                                                                ----------     ----------          ----------
Balance at end of period                                    $      192,311 $      (13,988)     $      178,323
                                                                ==========     ==========          ==========


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Long-term debt*                                             $    1,066,669 $                   $    1,066,669

Preferred stock not subject
  to mandatory redemption*                                         116,200                            116,200

Common stock equity                                                683,531        (13,988)  b         669,543
                                                                ----------     ----------          ----------
        Total Capitalization                                $    1,866,400 $      (13,988)     $    1,852,412
                                                                ==========     ==========          ==========

*Does not include current portion.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                  Debit         Credit

a) Cash                                          285,000
      Notes payable to banks                                    285,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                 23,313
   Accrued taxes                                   9,325
      Accrued interest                                           23,313
      Income taxes                                                9,325

   To record interest expense
   associated with increased level
   of short-term debt and related
   tax effect.



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                        $    1,965,698 $                   $    1,965,698
    Less: Accumulated provision
      for depreciation                                   695,628                            695,628
                                                    ------------   ------------        ------------
                                                       1,270,070              0           1,270,070
  Unamortized acquisition costs                          310,228                            310,228
  Construction work in progress                           22,403                             22,403
  Nuclear fuel, net                                        1,259                              1,259
                                                    ------------   ------------        ------------
    Total net utility plant                            1,603,960              0           1,603,960
                                                    ------------   ------------        ------------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                      7,261                              7,261
  Investments in regional nuclear
    generating companies and
    subsidiary company, at equity                         18,409                             18,409
  Other, at cost                                           3,009                              3,009
                                                    ------------   ------------        ------------
                                                          28,679              0              28,679
                                                    ------------   ------------        ------------
Current Assets:
  Cash and cash equivalents                              218,126        225,000   a         443,126
  Receivables, net                                        71,393                             71,393
  Accounts receivable from
    affiliated companies                                   5,976                              5,976
  Taxes receivable from
    affiliated companies                                   3,245                              3,245
  Accrued utility revenues                                51,025                             51,025
  Fuel, materials and supplies,
    at average cost                                       32,876                             32,876
  Recoverable energy costs -
    current portion                                      108,732                            108,732
  Prepayments and other                                   31,161                             31,161
                                                    ------------   ------------        ------------
                                                         522,534        225,000             747,534
                                                    ------------   ------------        ------------
Deferred Charges:
  Regulatory assets:
    Recoverable energy costs                             102,496                            102,496
    Income taxes, net                                    155,242                            155,242
    Deferred costs - nuclear plant                        91,654                             91,654
    Unrecovered contractual obligations                   51,760                             51,760
    Other                                                  3,011                              3,011
  Deferred receivable from
    affiliated company                                     8,112                              8,112
  Unamortized debt expense                                11,635                             11,635
  Other                                                    8,920                              8,920
                                                    ------------   ------------        ------------
                                                         432,830              0             432,830
                                                    ------------   ------------        ------------
    Total Assets                                  $    2,588,003 $      225,000      $    2,813,003
                                                    ============   ============        ============


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Capitalization:
  Common stock                                    $            1 $                   $            1
  Capital surplus, paid in                               424,825                            424,825
  Retained earnings                                      348,917        (11,043)  b         337,874
  Accumulated other
    comprehensive income                                   1,074                              1,074
                                                    ------------   ------------        ------------
    Total common stockholder's equity                    774,817        (11,043)            763,774
  Long-term debt                                         516,485                            516,485
                                                    ------------   ------------        ------------
    Total capitalization                               1,291,302        (11,043)          1,280,259
                                                    ------------   ------------        ------------
Obligations Under Seabrook Power
  Contracts and Other Capital Leases                     579,005                            579,005
                                                    ------------   ------------        ------------

Current Liabilities:
  Notes payable to banks                                       0        225,000   a         225,000
  Long-term debt and preferred
    stock - current portion                               25,000                             25,000
  Obligations under Seabrook Power
    Contracts and other capital
    leases - current portion                             108,499                            108,499
  Accounts payable                                        36,961                             36,961
  Accounts payable to affiliated companies                43,837                             43,837
  Accrued taxes                                           61,408         (7,362)  b          54,046
  Accrued interest                                         6,175         18,405   b          24,580
  Accrued pension benefits                                43,591                             43,591
  Other                                                    8,305                              8,305
                                                    ------------   ------------        ------------
                                                         333,776        236,043             569,819
                                                    ------------   ------------        ------------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                      247,546                            247,546
  Accumulated deferred investment
    tax credits                                           12,008                             12,008
  Deferred contractual obligations                        51,760                             51,760
  Deferred revenue from
    affiliated company                                     8,112                              8,112
  Other                                                   64,494                             64,494
                                                    ------------   ------------        ------------
                                                         383,920              0             383,920
                                                    ------------   ------------        ------------

    Total Capitalization and Liabilities          $    2,588,003 $      225,000      $    2,813,003
                                                    ============   ============        ============


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Operating Revenues                                $    1,242,101 $                   $    1,242,101
                                                    ------------   ------------        ------------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                  775,260                            775,260
    Other                                                133,254                            133,254
  Maintenance                                             48,463                             48,463
  Depreciation                                            46,786                             46,786
  Amortization of regulatory assets, net                  45,921                             45,921
  Federal and state income taxes                          40,477                             40,477
  Taxes other than income taxes                           42,528                             42,528
                                                    ------------   ------------        ------------
      Total operating expenses                         1,132,689              0           1,132,689
                                                    ------------   ------------        ------------
Operating Income                                         109,412              0             109,412
                                                    ------------   ------------        ------------
Other Income/(Loss):
  Equity in earnings of regional
    nuclear generating companies
    and subsidiary company                                 1,096                              1,096
  Other, net                                               7,152                              7,152
  Income taxes                                            (4,900)         7,362   b           2,462
                                                    ------------   ------------        ------------
      Other income, net                                    3,348          7,362              10,710
                                                    ------------   ------------        ------------
Income before interest charges                           112,760          7,362             120,122
                                                    ------------   ------------        ------------
Interest Charges:
  Interest on long-term debt                              42,254                             42,254
  Other interest                                             590         18,405   b          18,995
                                                    ------------   ------------        ------------
    Interest charges, net                                 42,844         18,405              61,249
                                                    ------------   ------------        ------------
Net Income                                        $       69,916 $      (11,043)     $       58,873
                                                     ===========    ===========         ===========


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Balance at beginning of period                    $      284,463 $                   $      284,463

Net income                                                69,916        (11,043)  b          58,873

Cash dividends on preferred stock                         (5,300)                            (5,300)

ESOP contribution                                           (162)                              (162)
                                                    ------------   ------------        ------------
Balance at end of period                          $      348,917 $      (11,043)     $      337,874
                                                      ==========    ===========         ===========


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Long-term debt*                                   $      516,485 $                   $      516,485

Common stock equity                                      774,817        (11,043)  b         763,774
                                                    ------------   ------------        ------------
        Total Capitalization                      $    1,291,302 $      (11,043)     $    1,280,259
                                                     ===========   ============        ============

*Does not include current portion.



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                 Debit         Credit

a) Cash and cash equivalents                     225,000
      Notes payable to banks                                   225,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                 18,405
   Accrued taxes                                   7,362
      Accrued interest                                          18,405
      Income taxes                                               7,362


  To record interest expense
  associated with increased
  level of short-term debt and
  related tax effect.



WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                PRO
                                                                                               FORMA
                                                                                              GIVING
                                                                             PRO              EFFECT
                                                                             FORMA             TO
                                                          PER BOOK           ADJ.              ADJ.
Utility Plant, at cost:
  Electric                                             $    1,107,972 $                  $    1,107,972
    Less: Accumulated provision
      for depreciation                                        787,571                           787,571
                                                           ----------     ----------         ----------
                                                              320,401              0            320,401
  Construction work in progress                                17,221                            17,221
  Nuclear fuel, net                                            18,073                            18,073
                                                           ----------     ----------         ----------
      Total net utility plant                                 355,695              0            355,695
                                                           ----------     ----------         ----------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                         148,815                           148,815
  Investments in regional nuclear
    generating companies, at equity                            14,814                            14,814
  Other, at cost                                                6,155                             6,155
                                                           ----------     ----------         ----------
                                                              169,784              0            169,784
                                                           ----------     ----------         ----------
Current Assets:
  Cash                                                            112        132,000  a         132,112
  Notes receivable from
    affiliated companies                                        9,600                             9,600
  Receivables, net                                             32,879                            32,879
  Accounts receivable from
    affiliated companies                                       14,473                            14,473
  Accrued utility revenues                                     11,975                            11,975
  Fuel, materials and supplies,
    at average cost                                             1,580                             1,580
  Prepayments and other                                        51,331                            51,331
                                                           ----------     ----------         ----------
                                                              121,950        132,000            253,950
                                                           ----------     ----------         ----------
Deferred Charges:
  Regulatory assets:
    Recoverable nuclear costs                                 262,287                           262,287
    Income taxes, net                                          52,124                            52,124
    Unrecovered contractual obligations                        57,886                            57,886
    Recoverable energy costs, net                              11,577                            11,577
    Other                                                      43,738                            43,738
  Unamortized debt expense                                      1,674                             1,674
  Other                                                         5,362                             5,362
                                                           ----------     ----------         ----------
                                                              434,648              0            434,648
                                                           ----------     ----------         ----------
      Total Assets                                     $    1,082,077 $      132,000     $    1,214,077
                                                           ==========     ==========         ==========


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                PRO
                                                                                               FORMA
                                                                                              GIVING
                                                                             PRO              EFFECT
                                                                             FORMA             TO
                                                          PER BOOK           ADJ.              ADJ.
Capitalization:
  Common stock                                         $       14,752 $                  $       14,752
  Capital surplus, paid in                                     93,880                            93,880
  Retained earnings                                            51,289         (6,479) b          44,810
  Accumulated other
    comprehensive income                                          160                               160
                                                           ----------     ----------         ----------
    Total common stockholder's equity                         160,081         (6,479)           153,602
  Preferred stock not subject to
    mandatory redemption                                       20,000                            20,000
  Preferred stock subject to
    mandatory redemption                                       15,000                            15,000
  Long-term debt                                              198,004                           198,004
                                                           ----------     ----------         ----------
    Total capitalization                                      393,085         (6,479)           386,606
                                                           ----------     ----------         ----------
Obligations Under Capital Leases                                8,327                             8,327
                                                           ----------     ----------         ----------
Current Liabilities:
  Notes payable to banks                                      118,000        132,000  a         250,000
  Long-term debt and preferred
    stock - current portion                                     1,500                             1,500
  Obligations under capital
    leases - current portion                                   20,505                            20,505
  Accounts payable                                             23,244                            23,244
  Accounts payable to affiliated companies                      4,963                             4,963
  Accrued taxes                                                19,812         (4,319) b          15,493
  Accrued interest                                              4,653         10,798  b          15,451
  Other                                                        16,387                            16,387
                                                           ----------     ----------         ----------
                                                              209,064        138,479            347,543
                                                           ----------     ----------         ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                           223,616                           223,616
  Accumulated deferred investment
    tax credits                                                18,255                            18,255
  Decommissioning obligation - Millstone 1                    133,261                           133,261
  Deferred contractual obligations                             57,886                            57,886
  Other                                                        38,583                            38,583
                                                           ----------     ----------         ----------
                                                              471,601              0            471,601
                                                           ----------     ----------         ----------
     Total Capitalization and Liabilities              $    1,082,077 $      132,000     $    1,214,077
                                                           ==========     ==========         ==========


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                PRO
                                                                                               FORMA
                                                                                              GIVING
                                                                             PRO              EFFECT
                                                                             FORMA             TO
                                                          PER BOOK           ADJ.              ADJ.
Operating Revenues                                     $      457,216 $                  $      457,216
                                                           ----------     ----------         ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                       218,453                           218,453
    Other                                                      78,130                            78,130
  Maintenance                                                  38,541                            38,541
  Depreciation                                                 17,653                            17,653
  Amortization of regulatory assets, net                       42,556                            42,556
  Federal and state income taxes                               19,437                            19,437
  Taxes other than income taxes                                18,884                            18,884
  Gain on sale of utility plant                               (21,918)                          (21,918)
                                                           ----------     ----------         ----------
      Total operating expenses                                411,736              0            411,736
                                                           ----------     ----------         ----------
Operating Income                                               45,480              0             45,480
                                                           ----------     ----------         ----------
Other Income/(Loss):
  Equity in earnings of regional
   nuclear generating companies                                   401                               401
  Nuclear related costs                                       (20,843)                          (20,843)
  Other, net                                                   (2,140)                           (2,140)
  Income taxes                                                 13,672          4,319  b          17,991
                                                           ----------     ----------         ----------
      Other loss, net                                          (8,910)         4,319             (4,591)
                                                           ----------     ----------         ----------
Income before interest charges                                 36,570          4,319             40,889
                                                           ----------     ----------         ----------
Interest Charges:
  Interest on long-term debt                                   19,970                            19,970
  Other interest                                                8,740         10,798  b          19,538
                                                           ----------     ----------         ----------
      Interest charges, net                                    28,710         10,798             39,508
                                                           ----------     ----------         ----------
Net Income                                             $        7,860 $       (6,479)    $        1,381
                                                           ==========     ==========         ==========


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                PRO
                                                                                               FORMA
                                                                                              GIVING
                                                                             PRO              EFFECT
                                                                             FORMA             TO
                                                          PER BOOK           ADJ.              ADJ.
Balance at beginning of period                         $       46,763 $                  $       46,763

Net income                                                      7,860         (6,479) b           1,381

Cash dividends on preferred stock                              (3,241)                           (3,241)

ESOP contribution                                                 (93)                              (93)
                                                           ----------     ----------         ----------
Balance at end of period                               $       51,289 $       (6,479)    $       44,810
                                                           ==========     ==========         ==========



WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                PRO
                                                                                               FORMA
                                                                                              GIVING
                                                                             PRO              EFFECT
                                                                             FORMA             TO
                                                          PER BOOK           ADJ.              ADJ.
Long-term debt*                                        $      198,004 $                  $      198,004

Preferred stock not subject
  to mandatory redemption*                                     20,000                            20,000

Preferred stock subject
  to mandatory redemption*                                     15,000                            15,000

Common stock equity                                           160,081         (6,479) b         153,602
                                                           ----------     ----------         ----------
        Total Capitalization                           $      393,085 $       (6,479)    $      386,606
                                                           ==========     ==========         ==========

*Does not include current portion.



WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                  Debit         Credit

a) Cash                                          132,000
      Notes payable to banks                                    132,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                 10,798
   Accrued taxes                                   4,319
      Accrued interest                                           10,798
      Income taxes                                                4,319


  To record interest expense
  associated with increased
  level of short-term debt and
  related tax effect.



NORTH ATLANTIC ENERGY CORPORATION
6.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                       PER BOOK         ADJ.                  ADJ.
Utility Plant, at cost:
  Electric                                        $      727,014 $                      $      727,014
    Less: Accumulated provision
      for depreciation                                   210,626                               210,626
                                                    ------------   ------------           ------------
                                                         516,388              0                516,388
  Construction work in progress                           10,243                                10,243
  Nuclear fuel, net                                       27,043                                27,043
                                                    ------------   ------------           ------------
    Total net utility plant                              553,674              0                553,674
                                                    ------------   ------------           ------------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                     47,920                                47,920
                                                    ------------   ------------           ------------
                                                          47,920              0                 47,920
                                                    ------------   ------------           ------------
Current Assets:
  Cash                                                         0         60,000 a, c, d         60,000
  Notes receivable from
    affiliated companies                                  17,500                                17,500
  Accounts receivable from
    affiliated companies                                  22,325                                22,325
  Taxes receivable                                         4,038                                 4,038
  Materials and supplies,
    at average cost                                       13,506                                13,506
  Prepayments and other                                    1,534                                 1,534
                                                    ------------   ------------           ------------
                                                          58,903         60,000                118,903
                                                    ------------   ------------           ------------
Deferred Charges:
  Regulatory assets:
    Deferred costs - Seabrook                             56,675                                56,675
    Income taxes, net                                     29,737                                29,737
    Recoverable energy costs                               1,594                                 1,594
  Unamortized debt expense                                 1,298                                 1,298
  Prepaid property tax                                     1,792                                 1,792
  Other                                                       20                                    20
                                                    ------------   ------------           ------------
                                                          91,116              0                 91,116
                                                    ------------   ------------           ------------
    Total Assets                                  $      751,613 $       60,000         $      811,613
                                                    ============   ============           ============


NORTH ATLANTIC ENERGY CORPORATION
6.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Capitalization:
  Common stock                                    $            1 $                      $            1
  Capital surplus, paid in                               160,999                               160,999
  Retained earnings                                        1,777         (3,539)  b, e          (1,762)
                                                    ------------   ------------           ------------
    Total common stockholder's equity                    162,777         (3,539)               159,238
  Long-term debt                                          65,000                                65,000
                                                    ------------   ------------           ------------
    Total capitalization                                 227,777         (3,539)               224,238
                                                    ------------   ------------           ------------

Current Liabilities:
  Notes payable to banks                                       0        260,000   a, c         260,000
  Long-term debt - current portion                       270,000       (200,000)   d            70,000
  Accounts payable                                        15,061                                15,061
  Accounts payable to affiliated companies                   370                                   370
  Accrued taxes                                                0         (2,359)  b, e          (2,359)
  Accrued interest                                         1,438          5,898   b, e           7,336
  Other                                                      396                                   396
                                                    ------------   ------------           ------------
                                                         287,265         63,539                350,804
                                                    ------------   ------------           ------------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                      203,484                               203,484
  Deferred obligation to
    affiliated company                                     8,112                                 8,112
  Other                                                   24,975                                24,975
                                                    ------------   ------------           ------------
                                                         236,571              0                236,571
                                                    ------------   ------------           ------------

    Total Capitalization and Liabilities          $      751,613 $       60,000         $      811,613
                                                    ============   ============           ============


NORTH ATLANTIC ENERGY CORPORATION
6.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Operating Revenues                                $      272,259 $                      $      272,259
                                                    ------------   ------------           ------------
Operating Expenses:
  Operation --
    Fuel                                                  16,563                                16,563
    Other                                                 38,800                                38,800
  Maintenance                                             10,168                                10,168
  Depreciation                                            27,612                                27,612
  Amortization of regulatory assets, net                  85,332                                85,332
  Federal and state income taxes                          34,837                                34,837
  Taxes other than income taxes                           11,156                                11,156
                                                    ------------   ------------           ------------
      Total operating expenses                           224,468              0                224,468
                                                    ------------   ------------           ------------
Operating Income                                          47,791              0                 47,791
                                                    ------------   ------------           ------------
Other Income/(Loss):
  Deferred Seabrook return -
    other funds                                            3,285                                 3,285
  Other, net                                              (6,843)                               (6,843)
  Income taxes                                            23,166          2,359   b, e          25,525
                                                    ------------   ------------           ------------
      Other income, net                                   19,608          2,359                 21,967
                                                    ------------   ------------           ------------
Income before interest charges                            67,399          2,359                 69,758
                                                    ------------   ------------           ------------
Interest Charges:
  Interest on long-term debt                              41,434                                41,434
  Other interest                                            (820)         5,898   b, e           5,078
  Deferred Seabrook return -
    borrowed funds                                        (6,091)                               (6,091)
                                                    ------------   ------------           ------------
    Interest charges, net                                 34,523          5,898                 40,421
                                                    ------------   ------------           ------------
Net Income                                        $       32,876 $       (3,539)        $       29,337
                                                     ===========    ===========            ===========


NORTH ATLANTIC ENERGY CORPORATION
6.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                        PER BOOK        ADJ.                  ADJ.
Balance at beginning of period                    $      25,900  $                      $       25,900

Net income                                               32,876         (3,539)  b, e          29,337

Cash dividends on common stock                          (56,999)                              (56,999)
                                                    ------------   ------------           ------------
Balance at end of period                          $       1,777  $      (3,539)        $       (1,762)
                                                    ============    ===========            ===========



NORTH ATLANTIC ENERGY CORPORATION
6.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Long-term debt*                                   $       65,000 $                      $       65,000

Common stock equity                                      162,777         (3,539)  b, e         159,238
                                                    ------------   ------------           ------------
        Total Capitalization                      $      227,777 $       (3,539)        $      224,238
                                                     ===========   ============           ============

*Does not include current portion.



NORTH ATLANTIC ENERGY CORPORATION
6.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                     Debit         Credit

a) Cash                                              60,000
      Notes payable to banks                                       60,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                     4,908
   Accrued taxes                                      1,963
      Accrued interest                                              4,908
      Income taxes                                                  1,963

   To record interest expense
   associated with increased level of
   short-term debt and related tax effect.


c) Cash                                             200,000
      Notes payable to banks                                      200,000

   To record the issuance of
   additional short-term debt to
   refinance $200 million in
   debt maturities.


d) Long-term debt - current portion                 200,000
      Cash                                                        200,000

   To record payment of $200 million
   in debt maturities.


e) Other interest                                       990
   Accrued taxes                                        396
      Accrued interest                                                990
      Income taxes                                                    396

   To record incremental interest
   on short-term debt refinancing.




HOLYOKE WATER POWER COMPANY
7.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                        $      100,444 $                   $      100,444
    Less: Accumulated provision
      for depreciation                                    47,462                             47,462
                                                    ------------   ------------        ------------
                                                          52,982              0              52,982
  Construction work in progress                            1,126                              1,126
                                                    ------------   ------------        ------------
    Total net utility plant                               54,108              0              54,108
                                                    ------------   ------------        ------------
Other Property and Investments:
  Nonutility property, at cost                             3,474                              3,474
  Other investments, at cost                                   2                                  2
                                                    ------------   ------------        ------------
                                                           3,476              0               3,476
                                                    ------------   ------------        ------------
Current Assets:
  Cash                                                       155          5,000   a           5,155
  Notes receivable from
    affiliated companies                                  13,300                             13,300
  Accounts receivable                                      1,063                              1,063
  Accounts receivable from
    affiliated companies                                   6,478                              6,478
  Taxes receivable                                           184                                184
  Fuel, materials and supplies,
    at average cost                                        6,341                              6,341
  Prepayments and other                                      859                                859
                                                    ------------   ------------        ------------
                                                          28,380          5,000              33,380
                                                    ------------   ------------        ------------
Deferred Charges:
  Unamortized debt expense                                   775                                775
  Other                                                      320                                320
                                                    ------------   ------------        ------------
                                                           1,095              0               1,095
                                                    ------------   ------------        ------------
    Total Assets                                  $       87,059 $        5,000      $       92,059
                                                    ============   ============        ============


HOLYOKE WATER POWER COMPANY
7.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Capitalization:
  Common stock                                    $        2,400 $                   $        2,400
  Capital surplus, paid in                                 6,000                              6,000
  Retained earnings                                       12,417           (268)  b          12,149
  Accumulated other
    comprehensive income                                      (5)                                (5)
                                                    ------------   ------------        ------------
    Total common stockholder's equity                     20,812           (268)             20,544
  Long-term debt                                          38,300                             38,300
                                                    ------------   ------------        ------------
    Total capitalization                                  59,112           (268)             58,844
                                                    ------------   ------------        ------------
Current Liabilities:
  Notes payable to banks                                       0          5,000   a           5,000
  Accounts payable                                         2,296                              2,296
  Accounts payable to affiliated companies                 3,207                              3,207
  Accrued taxes                                              171           (179)  b              (8)
  Accrued interest                                           279            447   b             726
  Other                                                      249                                249
                                                    ------------   ------------        ------------
                                                           6,202          5,268              11,470
                                                    ------------   ------------        ------------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                       14,188                             14,188
  Other                                                    7,557                              7,557
                                                    ------------   ------------        ------------
                                                          21,745              0              21,745
                                                    ------------   ------------        ------------

    Total Capitalization and Liabilities          $       87,059 $        5,000      $       92,059
                                                    ============   ============        ============


HOLYOKE WATER POWER COMPANY
7.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Operating Revenues                                $       59,280 $                   $       59,280
                                                    ------------   ------------        ------------
Operating Expenses:
  Operation --
    Energy and purchased capacity costs                   33,193                             33,193
    Other                                                  7,625                              7,625
  Maintenance                                              5,124                              5,124
  Depreciation                                             1,884                              1,884
  Amortization of regulatory assets, net                   1,770                              1,770
  Federal and state income taxes                           1,239                              1,239
  Taxes other than income taxes                            4,793                              4,793
                                                    ------------   ------------        ------------
      Total operating expenses                            55,628              0              55,628
                                                    ------------   ------------        ------------
Operating Income                                           3,652              0               3,652
                                                    ------------   ------------        ------------
Other Income:
  Other, net                                                 168                                168
  Income taxes, net                                        2,897            179   b           3,076
                                                    ------------   ------------        ------------
      Other income                                         3,065            179               3,244
                                                    ------------   ------------        ------------
Income before interest charges                             6,717            179               6,896
                                                    ------------   ------------        ------------
Interest Charges:
  Interest on long-term debt                               2,502                              2,502
  Other interest                                             (20)           447   b             427
                                                    ------------   ------------        ------------
    Interest charges                                       2,482            447               2,929
                                                    ------------   ------------        ------------
Net Income                                        $        4,235 $         (268)     $        3,967
                                                     ===========    ===========         ===========


HOLYOKE WATER POWER COMPANY
7.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Balance at beginning of period                    $       13,193 $                   $       13,193

Net income                                                 4,235           (268)  b           3,967

Cash dividends on common stock                            (5,000)                            (5,000)

ESOP contribution                                            (11)                               (11)
                                                    ------------   ------------        ------------
Balance at end of period                          $       12,417 $         (268)     $       12,149
                                                      ==========    ===========         ===========


HOLYOKE WATER POWER COMPANY
7.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Long-term debt*                                   $       38,300 $                   $       38,300

Common stock equity                                       20,812           (268)  b          20,544
                                                    ------------   ------------        ------------
        Total Capitalization                      $       59,112 $         (268)     $       58,844
                                                     ===========   ============        ============

*Does not include current portion.



HOLYOKE WATER POWER COMPANY
7.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                 Debit         Credit

a) Cash                                          5,000
     Notes payable to banks                                     5,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                  447
    Accrued taxes                                  179
      Accrued interest                                            447
      Income taxes                                                179


  To record interest expense
  associated with increased
  level of short-term debt and
  related tax effect.



NORTHEAST NUCLEAR ENERGY COMPANY
8.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                              PER BOOK            ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                                  $       38,575 $                   $       38,575
    Less: Accumulated provision
      for depreciation                                              15,287                             15,287
                                                              ------------   ------------        ------------
                                                                    23,288              0              23,288
  Construction work in progress                                      1,437                              1,437
                                                              ------------   ------------        ------------
    Total net utility plant                                         24,725              0              24,725
                                                              ------------   ------------        ------------
Current Assets:
  Cash                                                                 383         75,000   a          75,383
  Accounts receivable                                                1,684                              1,684
  Accounts receivable from
    affiliated companies                                            41,978                             41,978
  Taxes receivable                                                   1,382                              1,382
  Materials and supplies                                            73,316                             73,316
  Prepayments and other                                              4,760                              4,760
                                                              ------------   ------------        ------------
                                                                   123,503         75,000             198,503
                                                              ------------   ------------        ------------
Deferred Charges:
  Regulatory assets:
    Unamortized loss on reacquired debt                                244                                244
    Accumulated deferred income taxes                               39,431                             39,431
    Deferred decommissioning costs - Millstone 1                    34,803                             34,803
  Other                                                              8,624                              8,624
                                                              ------------   ------------        ------------
                                                                    83,102              0              83,102
                                                              ------------   ------------        ------------
    Total Assets                                            $      231,330 $       75,000      $      306,330
                                                              ============   ============        ============


NORTHEAST NUCLEAR ENERGY COMPANY
8.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                              PER BOOK            ADJ.               ADJ.
Capitalization:
  Common stock                                              $           15 $                   $           15
  Capital surplus, paid in                                          15,350                             15,350
  Retained earnings                                                  1,524         (4,019)  b          (2,495)
  Accumulated other
    comprehensive income                                              (121)                              (121)
                                                              ------------   ------------        ------------
    Total common stockholder's equity                               16,768         (4,019)             12,749
                                                              ------------   ------------        ------------
    Total capitalization                                            16,768         (4,019)             12,749
                                                              ------------   ------------        ------------

Current Liabilities:
  Notes payable to banks                                                 0         75,000   a          75,000
  Notes payable to
    affiliated companies                                            25,300                             25,300
  Accounts payable                                                  39,841                             39,841
  Accounts payable to affiliated companies                           9,583                              9,583
  Obligations under capital
     leases - current portion                                        1,640                              1,640
  Accrued taxes                                                        418         (2,679)  b          (2,261)
  Accrued interest                                                       0          6,698   b           6,698
  Accrued pension benefits                                          72,594                             72,594
  Millstone 3 funding liability                                     35,935                             35,935
  Other                                                              8,830                              8,830
                                                              ------------   ------------        ------------
                                                                   194,141         79,019             273,160
                                                              ------------   ------------        ------------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred investment
    tax credits                                                      1,012                              1,012
  Deferred credit - SFAS 109                                         9,452                              9,452
  Other                                                              9,957                              9,957
                                                              ------------   ------------        ------------
                                                                    20,421              0              20,421
                                                              ------------   ------------        ------------
    Total Capitalization and Liabilities                    $      231,330 $       75,000      $      306,330
                                                              ============   ============        ============


NORTHEAST NUCLEAR ENERGY COMPANY
8.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                              PER BOOK            ADJ.               ADJ.
Operating Revenues                                          $      383,630 $                   $      383,630
                                                              ------------   ------------        ------------
Operating Expenses:
  Operation                                                        250,748                            250,748
  Maintenance                                                      112,303                            112,303
  Depreciation                                                       1,543                              1,543
  Federal and state income taxes                                     1,019                              1,019
  Taxes other than income taxes                                     12,497                             12,497
                                                              ------------   ------------        ------------
      Total operating expenses                                     378,110              0             378,110
                                                              ------------   ------------        ------------
Operating Income                                                     5,520              0               5,520
                                                              ------------   ------------        ------------
Other (Loss)/Income:
  Other, net                                                          (735)                              (735)
  Income taxes                                                           0          2,679   b           2,679
                                                              ------------   ------------        ------------
      Other (loss)/income, net                                        (735)         2,679               1,944
                                                              ------------   ------------        ------------
Income before interest charges                                       4,785          2,679               7,464
                                                              ------------   ------------        ------------
Interest Charges:
  Interest on long-term debt                                           981                                981
  Other interest                                                     2,065          6,698   b           8,763
                                                              ------------   ------------        ------------
    Interest charges                                                 3,046          6,698               9,744
                                                              ------------   ------------        ------------
Net Income/(Loss)                                           $        1,739 $       (4,019)     $       (2,280)
                                                               ===========    ===========         ===========


NORTHEAST NUCLEAR ENERGY COMPANY
8.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                              PER BOOK            ADJ.               ADJ.
Balance at beginning of period                              $        1,785 $                   $        1,785

Net income/(loss)                                                    1,739         (4,019)  b          (2,280)

Cash dividends on common stock                                      (2,000)                            (2,000)
                                                              ------------   ------------        ------------
Balance at end of period                                    $        1,524 $       (4,019)     $       (2,495)
                                                                ==========    ===========         ===========


NORTHEAST NUCLEAR ENERGY COMPANY
8.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                              PER BOOK            ADJ.               ADJ.
Common stock equity                                         $       16,768 $       (4,019)  b  $       12,749
                                                              ------------   ------------        ------------
        Total Capitalization                                $       16,768 $       (4,019)     $       12,749
                                                               ===========   ============        ============



NORTHEAST NUCLEAR ENERGY COMPANY
8.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                     Debit         Credit

a) Cash                                              75,000
      Notes payable to banks                                       75,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                     6,698
   Accrued taxes                                      2,679
      Accrued interest                                              6,698
      Income taxes                                                  2,679

   To record interest expense
   associated with increased level of
   short-term debt and related tax effect.



YANKEE ENERGY SYSTEM, INC. PARENT
9.1  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                             PER BOOK        ADJ.               ADJ.
Other Property and Investments:
  Investments in subsidiary companies                  $      480,125 $                   $      480,125
                                                           ----------     ----------          ----------
                                                              480,125              0             480,125
                                                           ----------     ----------          ----------
Current Assets:
  Cash                                                             89         25,000   a          25,089
  Notes receivable from
    affiliated companies                                       24,016                             24,016
  Accounts receivable from
    affiliated companies                                          312                                312
                                                           ----------     ----------          ----------
                                                               24,417         25,000              49,417
                                                           ----------     ----------          ----------
      Total Assets                                     $      504,542 $       25,000      $      529,542
                                                           ==========     ==========          ==========


Capitalization:
  Capital surplus, paid in                             $      469,903 $                   $      469,903
  Retained earnings                                              (886)        (1,107)  b          (1,993)
                                                           ----------     ----------          ----------
    Total common stockholder's equity                         469,017         (1,107)            467,910
                                                           ----------     ----------          ----------
    Total capitalization                                      469,017         (1,107)            467,910
                                                           ----------     ----------          ----------
Current Liabilities:
  Notes payable to banks                                       25,000         25,000   a          50,000
  Accounts payable to affiliated companies                      9,052                              9,052
  Notes payable to affiliated companies                         2,250                              2,250
  Accrued taxes                                                  (697)          (738)  b          (1,435)
  Accrued interest                                                121          1,845   b           1,966
                                                           ----------     ----------          ----------
                                                               35,726         26,107              61,833
                                                           ----------     ----------          ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Other deferred credits                                         (201)                              (201)
                                                           ----------     ----------          ----------
                                                                 (201)             0                (201)
                                                           ----------     ----------          ----------
     Total Capitalization and Liabilities              $      504,542 $       25,000      $      529,542
                                                           ==========     ==========          ==========


YANKEE ENERGY SYSTEM, INC. PARENT
9.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Operating Revenues                                     $            0 $                   $            0
                                                           ----------     ----------          ----------
Operating Expenses:
  Operation expense                                             6,052                              6,052
                                                           ----------     ----------          ----------
      Total operating expenses                                  6,052              0               6,052
                                                           ----------     ----------          ----------
Operating Loss                                                 (6,052)             0              (6,052)
                                                           ----------     ----------          ----------
Other Income:
  Other, net                                                    8,678                              8,678
  Income taxes                                                    290            738   b           1,028
                                                           ----------     ----------          ----------
      Other income, net                                         8,968            738               9,706
                                                           ----------     ----------          ----------
Income before interest charges                                  2,916            738               3,654
                                                           ----------     ----------          ----------
Interest Charges:
  Other interest                                                1,538          1,845   b           3,383
                                                           ----------     ----------          ----------
      Interest charges, net                                     1,538          1,845               3,383
                                                           ----------     ----------          ----------
Net Income                                             $        1,378 $       (1,107)     $          271
                                                           ==========     ==========          ==========


YANKEE ENERGY SYSTEM, INC. PARENT
9.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Balance at beginning of period*                        $            0 $                   $            0

Net loss*                                                        (886)        (1,107)  b          (1,993)
                                                           ----------     ----------          ----------
Balance at end of period*                              $         (886)$       (1,107)     $       (1,993)
                                                           ==========     ==========          ==========



*Retained earnings excludes the beginning balance, net income and cash dividends on common stock of $29,152, $2,264 and $7,550, respectively, from Yankee Energy System, Inc. Parent, prior to their merger with Northeast Utilities on March 1, 2000.


YANKEE ENERGY SYSTEM, INC. PARENT
9.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Common stock equity                                    $      469,017 $       (1,107)  b  $      467,910
                                                           ----------     ----------          ----------
        Total Capitalization                           $      469,017 $       (1,107)     $      467,910
                                                           ==========     ==========          ==========



YANKEE ENERGY SYSTEM, INC. PARENT
9.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                  Debit         Credit

a) Cash                                           25,000
      Notes payable to banks                                    25,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                  1,845
   Accrued taxes                                     738
      Accrued interest                                           1,845
      Income taxes                                                 738


  To record interest expense
  associated with increased
  level of short-term debt and
  related tax effect.



YANKEE GAS SERVICES COMPANY
10.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Utility Plant, at cost:
  Gas                                                  $      602,847 $                   $      602,847
    Less: Accumulated provision
      for depreciation                                        237,655                            237,655
                                                           ----------     ----------          ----------
                                                              365,192              0             365,192
  Construction work in progress                                15,061                             15,061
                                                           ----------     ----------          ----------
      Total net utility plant                                 380,253              0             380,253
                                                           ----------     ----------          ----------
Other Property and Investments:
  Other physical property                                         174                                174
  Other investments                                               120                                120
                                                           ----------     ----------          ----------
                                                                  294              0                 294
                                                           ----------     ----------          ----------
Current Assets:
  Cash                                                             14         85,000   a          85,014
  Notes receivable from
    affiliated companies                                        2,250                              2,250
  Notes and accounts receivable                                42,695                             42,695
  Accounts receivable from
    affiliated companies                                       10,032                             10,032
  Fuel supplies                                                 1,305                              1,305
  Other materials and supplies                                  1,670                              1,670
  Prepayments                                                   9,170                              9,170
  Accrued utility revenues                                     17,270                             17,270
  Other                                                         1,527                              1,527
                                                           ----------     ----------          ----------
                                                               85,933         85,000             170,933
                                                           ----------     ----------          ----------
Deferred Charges:
  Regulatory assets:
    Deferred charge - SFAS 109 Asset                            9,740                              9,740
    Deferred fuel costs                                        (7,065)                            (7,065)
    Other regulatory assets                                    40,293                             40,293
  Unamortized debt expense                                      1,334                              1,334
  Other deferred debits                                       337,382                            337,382
                                                           ----------     ----------          ----------
                                                              381,684              0             381,684
                                                           ----------     ----------          ----------
      Total Assets                                     $      848,164 $       85,000      $      933,164
                                                           ==========     ==========          ==========


YANKEE GAS SERVICES COMPANY
10.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Capitalization:
  Common stock                                         $            5 $                   $            5
  Capital surplus, paid in                                    460,123                            460,123
  Retained earnings                                               366         (3,662)  b          (3,296)
                                                           ----------     ----------          ----------
    Total common stockholder's equity                         460,494         (3,662)            456,832
  Long-term debt                                              152,189                            152,189
                                                           ----------     ----------          ----------
    Total capitalization                                      612,683         (3,662)            609,021
                                                           ----------     ----------          ----------
Current Liabilities:
  Notes payable to banks                                       15,000         85,000   a         100,000
  Accounts payable                                             17,789                             17,789
  Accounts payable to affiliated companies                      1,341                              1,341
  Sinking fund requirements/debt maturity                         950                                950
  Accrued taxes                                                18,473         (2,441)  b          16,032
  Accrued interest                                              3,485          6,103   b           9,588
  Refundable energy costs                                         427                                427
  Other current liabilities                                     4,765                              4,765
                                                           ----------     ----------          ----------
                                                               62,230         88,662             150,892
                                                           ----------     ----------          ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                            82,199                             82,199
  Deferred credit - SFAS 109                                    5,083                              5,083
  Other deferred credits                                       83,363                             83,363
                                                           ----------     ----------          ----------
                                                              170,645              0             170,645
                                                           ----------     ----------          ----------
Operating Reserves:
  Injuries and damages                                            719                                719
  Medical insurance                                             1,887                              1,887
                                                           ----------     ----------          ----------
                                                                2,606              0               2,606
                                                           ----------     ----------          ----------

     Total Capitalization and Liabilities              $      848,164 $       85,000      $      933,164
                                                           ==========     ==========          ==========


YANKEE GAS SERVICES COMPANY
10.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Operating Revenues                                     $      304,842 $                   $      304,842
                                                           ----------     ----------          ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                       150,855                            150,855
    Other                                                      55,909                             55,909
  Maintenance                                                   7,053                              7,053
  Depreciation                                                 21,536                             21,536
  Federal and state income taxes                               12,479                             12,479
  Taxes other than income taxes                                26,553                             26,553
                                                           ----------     ----------          ----------
      Total operating expenses                                274,385              0             274,385
                                                           ----------     ----------          ----------
Operating Income                                               30,457              0              30,457
                                                           ----------     ----------          ----------
Other (Loss)/Income:
  Other, net                                                   (2,961)                            (2,961)
  Income taxes                                                  1,842          2,441   b           4,283
                                                           ----------     ----------          ----------
      Other (loss)/income, net                                 (1,119)         2,441               1,322
                                                           ----------     ----------          ----------
Income before interest charges                                 29,338          2,441              31,779
                                                           ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                   12,310                             12,310
  Interest on short-term loan                                   2,060                              2,060
  Other interest                                                1,004          6,103   b           7,107
  AFUDC - borrowed funds - credit                                (453)                              (453)
                                                           ----------     ----------          ----------
      Interest charges, net                                    14,921          6,103              21,024
                                                           ----------     ----------          ----------
Net Income                                             $       14,417 $       (3,662)     $       10,755
                                                           ==========     ==========          ==========


YANKEE GAS SERVICES COMPANY
10.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Balance at beginning of period*                        $            0 $                   $            0

Net income/(loss)*                                                366         (3,662)  b          (3,296)
                                                           ----------     ----------          ----------
Balance at end of period*                              $          366 $       (3,662)     $       (3,296)
                                                           ==========     ==========          ==========

*Retained earnings excludes the beginning balance, net income and cash dividends on common stock of $82,202, $14,051 and $7,496, respectively, from the Yankee Gas Services Company prior to their merger with Northeast Utilities on March 1, 2000.


YANKEE GAS SERVICES COMPANY
10.2c  PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Long-term debt                                         $      152,189 $                   $      152,189

Common stock equity                                           460,494         (3,662)  b         456,832
                                                           ----------     ----------          ----------
                 Total Capitalization                  $      612,683 $       (3,662)     $      609,021
                                                           ==========     ==========          ==========



YANKEE GAS SERVICES COMPANY
10.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                  Debit         Credit

a) Cash                                           85,000
      Notes payable to banks                                     85,000

   To record the issuance of
   additional short-term debt.


b) Other interest                                  6,103
   Accrued taxes                                   2,441
      Accrued interest                                            6,103
      Income taxes                                                2,441


  To record interest expense
  associated with increased
  level of short-term debt and
  related tax effect.